UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: August 15, 2023
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on June 14, 2023, Earthstone Energy Holdings, LLC (the “Company”), a subsidiary of Earthstone Energy, Inc. (“Earthstone”), entered into (i) a Securities Purchase Agreement (as amended on August 15, 2023, the “Purchase Agreement”) with Novo Oil & Gas Legacy Holdings, LLC, Novo Intermediate, LLC and Novo Oil & Gas Holdings, LLC (“Novo”), pursuant to which the Company agreed to acquire 100% of the issued and outstanding equity interests (the “Subject Securities”) of Novo (the “Acquisition”) and (ii) an Acquisition and Cooperation Agreement (the “Cooperation Agreement”) with Northern Oil and Gas, Inc. (“NOG”), pursuant to which NOG agreed to acquire, immediately after the closing of the Acquisition, an undivided one-third interest in Novo’s oil and gas and related assets (the “Novo Assets”) acquired pursuant to the Purchase Agreement (the “Novo Divestiture”).

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2023, (i) Novo Oil & Gas Texas, LLC, Novo Oil & Gas Northern Delaware, LLC, Scala Energy Assets, LLC and Scala Energy Operating, LLC, each being a wholly-owned subsidiary of Novo (together, the “Novo Subsidiaries”) and Novo, entered into an Assumption Agreement (the “Assumption Agreement”) joining each to that certain Credit Agreement, dated as of November 21, 2019, by and among the Company, as Borrower, Earthstone, as Parent, Wells Fargo, as Administrative Agent and Issuing Bank, the Lenders party thereto and the documentation agents party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby Novo and the Novo Subsidiaries agreed to guarantee the obligations under the Credit Agreement and (ii) the Company entered into the Supplement to the Guarantee and Collateral Agreement whereby the Company pledged the Equity Interests described in Annex 1-A thereto (the “Supplement”).

Further, on August 15, 2023, the Company, Earthstone, the guarantors party thereto, Novo, the Novo Subsidiaries and U.S. Bank Trust Company, National Association, as Trustee, entered into (i) a First Supplemental Indenture which added Novo and the Novo Subsidiaries as additional guarantors to the Company’s existing indenture governing its 8.000% senior notes dated as of April 12, 2022 (the “2022 Notes Supplemental Indenture”) and (ii) a First Supplemental Indenture which added Novo and the Novo Subsidiaries as additional guarantors to the Company’s existing indenture governing its 9.875% senior notes dated as of June 30, 2023 (the “2023 Notes Supplemental Indenture”).

The foregoing descriptions of the Assumption Agreement, the Supplement, the 2022 Notes Supplemental Indenture and the 2023 Notes Supplemental Indenture do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Assumption Agreement, the Supplement, the 2022 Notes Supplemental Indenture and the 2023 Notes Supplemental Indenture, which are filed hereto as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, and are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On August 15, 2023, the Company completed the Acquisition. After taking into account preliminary customary purchase price adjustments at closing, the Company paid aggregate cash consideration of approximately $1.4 billion (which includes a $112.5 million cash deposit previously paid into escrow by the Company and NOG upon execution of the Purchase Agreement and the Cooperation Agreement), which was funded with a combination of cash on hand (including cash proceeds received pursuant to the Novo Divestiture) and borrowings under the Credit Agreement.

Prior to the Acquisition, EnCap Investments L.P. and certain of its affiliates (collectively, “EnCap”) owned all of the Subject Securities and, as of the date of the closing of the Acquisition, EnCap beneficially owned approximately 39.9% of the outstanding voting power of Earthstone. Three of Earthstone’s directors are employed by EnCap. The Purchase Agreement and the Acquisition contemplated thereby were previously evaluated and approved by the conflicts committee of the board of directors of Earthstone.

Additionally, on August 15, 2023, immediately after the completion of the Acquisition, the Novo Divestiture was completed whereby the Company received approximately $468.4 million in cash (which includes a $37.5 million cash deposit previously paid into escrow by NOG upon the execution of the Cooperation Agreement) from NOG pursuant to the Cooperation Agreement in exchange for the transfer to NOG of an undivided one-third interest in the Novo Assets. The closing settlement is net of preliminary and customary purchase price adjustments and remains subject to post-closing settlements between the parties.

The foregoing descriptions of the Purchase Agreement and Cooperation Agreement (and the transactions contemplated thereby) do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Purchase Agreement, including such amendment executed August 15, 2023, and Cooperation Agreement, which were filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to Earthstone’s Current Report on Form 8-K filed on June 16, 2023 and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Assumption Agreement, the Supplement, the 2022 Notes Supplemental Indenture and the 2023 Notes Supplemental Indenture in Item 1.01 above are incorporated in this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

On August 15, 2023, Earthstone issued a press release announcing the consummation of the transactions contemplated by the Purchase Agreement and Cooperation Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Earthstone makes no admission as to the materiality of any information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01 and Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the Securities and Exchange Commission (“SEC”) no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(b) Pro forma financial information.

The applicable pro forma financial information set forth in Item 9.01 of Form 8-K and Regulation S-X was filed as Exhibit 99.1 to Earthstone’s Current Report on Form 8-K as filed with the SEC on June 27, 2023 and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
2.1*
Securities Purchase Agreement, dated as of June 14, 2023, by and among Novo Oil & Gas Legacy Holdings, LLC, Novo Intermediate, LLC, Novo Oil & Gas Holdings, LLC and Earthstone Energy Holdings, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on June 16, 2023).

2.2
Agreement and First Amendment to the Securities Purchase Agreement, dated as of August 15, 2023, by and among Novo Oil & Gas Legacy Holdings, LLC, Novo Intermediate, LLC, Novo Oil & Gas Holdings, LLC and Earthstone Energy Holdings, LLC.

2.3*
Acquisition and Cooperation Agreement, dated as of June 14, 2023, by and between Earthstone Energy Holdings, LLC and Northern Oil and Gas, Inc. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by the Registrant with the SEC on June 16, 2023).

4.1
First Supplemental Indenture, dated as of August 15, 2023, by and among Earthstone Energy Holdings, LLC, Earthstone Energy, Inc., Earthstone Operating, LLC, Earthstone Permian LLC, Sabine River Energy, LLC, Independence Resources Technologies, LLC, Novo Oil & Gas Texas, LLC, Novo Oil & Gas Northern Delaware, LLC, Scala Energy Assets, LLC, Scala Energy Operating, LLC and U.S. Bank Trust Company, National Association, as Trustee.

4.2
First Supplemental Indenture, dated as of August 15, 2023, by and among Earthstone Energy Holdings, LLC, Earthstone Energy, Inc., Earthstone Operating, LLC, Earthstone Permian LLC, Sabine River Energy, LLC, Independence Resources Technologies, LLC, Novo Oil & Gas Texas, LLC, Novo Oil & Gas Northern Delaware, LLC, Scala Energy Assets, LLC, Scala Energy Operating, LLC and U.S. Bank Trust Company, National Association, as Trustee.

10.1
Assumption Agreement, dated as of August 15, 2023, made by Novo Oil & Gas Holdings, LLC, Novo Oil & Gas Texas, LLC, Novo Oil & Gas Northern Delaware, LLC, Scala Energy Assets, LLC, and Scala Energy Operating, LLC.

10.2	Supplement to the Guarantee and Collateral Agreement, dated as of August 15, 2023, made by Earthstone Energy Holdings, LLC.
99.1	Press Release dated August 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	August 17, 2023	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration